                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                         EFFECTIVENESS AGREEMENT dated as of June 1, 2001 (this "Effectiveness Agreement"), among TELEMUNDO GROUP, INC., a Delaware corporation (the "Borrower"); TELEMUNDO HOLDINGS, INC., a Delaware corporation of which the Borrower is a wholly owned subsidiary ("Holdings"); the financial institutions and other entities listed in Schedule I hereto, in their respective capacities as parties to the Existing Credit Agreement referred to below (the "Original Lenders"); the financial institutions and other entities listed in
                         Schedule II hereto (the "Continuing Lenders" and, together with the Original Lenders, the "Lenders"); and CREDIT SUISSE FIRST BOSTON, a bank organized under the laws of Switzerland ("CSFB"), acting through its New York Branch, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") and as issuing bank (in such capacity, the "Issuing Bank"), under the Credit Agreement dated as of August 4, 1998, among the Borrower (formerly known as TLMD Acquisition Co.), Holdings, the lenders referred to therein and the Administrative Agent, Collateral Agent and Issuing Bank (the "Existing Credit Agreement").


     WHEREAS, the Borrower has requested, and the Continuing Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein effective upon satisfaction of the conditions set forth in
Section 10;

     NOW, THEREFORE, the Borrower, Holdings, each of the undersigned Lenders and the Administrative Agent hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below, except that references to "Loans", "Revolving Loans" and "Term Loans" under the Existing Credit Agreement shall have the meanings assigned to such terms in the Existing Credit Agreement. As used in this Effectiveness Agreement, the following terms shall have the meanings assigned to them below:

     "Additional Lenders" shall mean the Continuing Lenders that are not Original Lenders.

     "Assigning Lenders" shall mean the Departing Lenders and (a) with respect to the Revolving Loans, each Continuing Lender whose outstanding Revolving Loans as of the Effectiveness Date (as hereinafter defined) will be less than the aggregate outstanding amount of its Revolving Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein, (b) with respect to Term Loans, each Continuing Lender whose outstanding Tranche A Term
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                                                                               2


Loans as of the Effectiveness Date will be less than the aggregate outstanding amount of its Tranche A Term Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein, and (c) with respect to Tranche B Term Loans, each Continuing Lender whose outstanding Tranche B Term Loans as of the Effectiveness Date will be less than the aggregate outstanding amount of its Tranche B Term Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Tranche A Term Loans or Tranche B Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment, Tranche A Commitment or Tranche B Commitment.

     "Departing Lenders" shall mean the Original Lenders that are not Continuing Lenders.

     "Increasing Lenders" shall mean the Additional Lenders and (a) with respect to Revolving Loans, each Continuing Lender whose outstanding Revolving Loans as of the Effectiveness Date will be greater than the aggregate outstanding amount of its Revolving Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein, (b) with respect to Term Loans, each Continuing Lender whose outstanding Tranche A Term Loans as of the Effectiveness Date will be greater than the aggregate outstanding amount of its Tranche A Term Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein, and (c) with respect to Tranche B Term Loans, each Continuing Lender whose outstanding Tranche B Term Loans as of the Effectiveness Date will be greater than the aggregate outstanding amount of its Tranche B Term Loans under the Existing Credit Agreement immediately prior to the Effectiveness Date as a result of this Effectiveness Agreement and the transactions provided for herein.

     SECTION 2. Effectiveness Date. (a) The transactions provided for in Sections 3 through 9 shall be consummated at a closing (the "Closing") to be held on the Effectiveness Date at the offices of Cravath, Swaine & Moore, or at such other time and place as the parties hereto shall agree upon.

    (b) The "Effectiveness Date" shall be specified by the Company, and shall be a date not later than June 1, 2001, as of which all the conditions set forth or referred to in Section 10 shall have been satisfied or waived pursuant to
Section 10.08 of the Restated Credit Agreement. The Company shall give not less than one Business Day's written notice proposing a date as the Effectiveness Date to the Administrative Agent, which shall send copies of such notice to the Lenders. This Effectiveness Agreement shall terminate at 5:00 p.m., New York City time, on June 1, 2001, if the Effectiveness Date shall not have occurred at or prior to such time.

     SECTION 3. Amendment and Restatement of the Existing Credit Agreement; Letters of Credit. (a) The Existing Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Effectiveness Date and immediately following the effectiveness of the assignments and prepayments provided for in Section 7 (subject to the satisfaction of the conditions set forth in Section 10 below), into a credit agreement (including all exhibits and schedules thereto) reading in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), and the Administrative Agent is hereby directed to enter into such Loan Documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

     (b) On the Effectiveness Date, (i) the Tranche A Term Loans outstanding under the Existing Credit Agreement will become Tranche A Term Loans under the Restated Credit Agreement, (ii) the Tranche B Term Loans outstanding under the Existing Credit Agreement will become Tranche B Term Loans under the Restated Credit Agreement and (iii) the Revolving Loans outstanding under Existing Credit Agreement will become Revolving Loans under the Restated Credit Agreement, and the terms of all such Loans shall, without further action, be amended to be those of the respective Classes of Loans into which they shall have been continued, as set forth in the Restated Credit Agreement. Notwithstanding anything to the contrary in the Existing Credit Agreement, each Interest Period in effect with respect to any Eurodollar Loan outstanding under the Existing Credit Agreement will terminate on the Effectiveness Date, and each such Loan will be converted on such date into an ABR Loan, subject to the right of the Company thereafter to convert such Loan into a Eurodollar Loan as provided in the Restated Credit Agreement.

     (c) All Letters of Credit outstanding under the Existing Credit Agreement shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Issuing Bank with respect to drawings made thereunder and other matters related thereto.

     SECTION 4. Delivery of Notes. On or prior to the Effectiveness Date, each Lender holding one or more Notes (as defined in the Existing Credit Agreement) shall deliver such Notes to the Administrative Agent. Each Lender that fails so to deliver any such Note held by it hereby agrees to indemnify the Borrower for any loss, cost or expense resulting from such failure. Upon the effectiveness of the Restated Credit Agreement, the Administrative Agent shall release and deliver such Notes to the Borrower for cancelation.

     SECTION 5. Fees and Expenses. On the Effectiveness Date, at or before the effectiveness of the Restated Credit Agreement, the Company shall pay to the Administrative Agent (a) for its own account, all fees and other amounts owed to it under any agreement or instrument between it and the Company as of the Effectiveness Date, (b) for the account of the Issuing Bank, all unpaid fees accrued to but excluding the Effectiveness Date for the account of the Issuing Bank under the Existing Credit Agreement and (c) for the account of each applicable payee, all expenses due and payable on or before the Effectiveness Date in connection with the Loan Documents to be delivered on the Effectiveness Date or otherwise, including, without
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                                                                               4


limitation, the reasonable fees and expenses accrued and invoiced through the Effectiveness Date of Cravath, Swaine & Moore, counsel for the Administrative Agent.

     SECTION 6. Funding Memorandum. On or prior to the Effectiveness Date, the Administrative Agent and the Company will prepare and agree upon a funding memorandum (the "Funding Memorandum") setting forth (i) the respective amounts of the Loans of each class under the Existing Credit Agreement that are held on the Effectiveness Date by the Continuing Lenders and that will continue to be held by such Continuing Lenders (such Loans being called "Retained Loans"), (ii) the respective amounts of the Loans of each class under the Existing Credit Agreement that will be assigned on the Effectiveness Date pursuant to Section 7(a) by the Assigning Lenders (such Loans being called the "Assigned Loans"),
(iii) the respective amounts of the Assigned Loans of each class that will be purchased on the Effectiveness Date pursuant to Section 7(a) by the Increasing Lenders, (iv) the respective amounts of the new Loans of each Class to be made by the Continuing Lenders pursuant to Section 7(b) and (v) the respective amounts to be paid and received by the parties hereto on the Effectiveness Date pursuant to Section 9. The amounts of the Assigned Loans of each Class under the Existing Credit Agreement that are to be assigned by each Assigning Lender and purchased by each Increasing Lender, as set forth in the Funding Memorandum, will be such that, after giving effect to such assignments and purchases and to the additional Loans made on the Effectiveness Date pursuant to Section 7(b), the Loans of each Class to be outstanding under the Restated Credit Agreement will be held by the Continuing Lenders in the respective amounts (or, in the case of Revolving Loans, pro rata in accordance with the Revolving Credit Commitments) set forth in Schedule 2.01 to the Restated Credit Agreement.

     SECTION 7. Assignment and Purchase; Additional Loans. (a) Subject to the conditions set forth in Section 10, effective on the Effectiveness Date, (i) each Assigning Lender hereby sells, assigns and transfers to the Increasing Lenders, without recourse, representation or warranty (other than as expressly set forth below in this paragraph), all its Assigned Loans of each Class and all its related rights and interests under the Existing Credit Agreement, and (ii) each Increasing Lender hereby purchases and accepts from the Assigning Lenders the Assigned Loans of each Class to be purchased by it and all such related rights and interests. The parties hereto acknowledge that each Increasing Lender is purchasing its Assigned Loans of each Class ratably from each Assigning Lender assigning Loans of such Class and that each Assigning Lender is assigning its Assigned Loans of each Class ratably to each Increasing Lender purchasing Loans of such Class. Notwithstanding the foregoing, (A) the Original Lenders shall retain the exclusive right under the Existing Credit Agreement to receive and retain the payments referred to in clauses (a) and (b) of Section 9, and (B) the Departing Lenders shall retain all their rights arising out of the period prior to the Effectiveness Date under the Existing Credit Agreement in respect of indemnification and expense reimbursement obligations (including under Sections 2.14, 2.16, 2.20 and 10.05 of the Existing Credit Agreement, each as in effect immediately prior to the Effectiveness Date), which shall survive the amendment of the Existing Credit Agreement without prejudice to the rights of the Continuing Lenders under the Restated Credit Agreement (including under such Sections). Each Assigning Lender represents to each Increasing Lender that it owns the Loans and related interests being assigned by it hereunder free and clear of any Liens and that it has the power and all requisite authority to effect the assignments provided for herein.

     (b) On the Effectiveness Date, each Continuing Lender with a Commitment of any Class will make new Loans of such Class, as provided in Section 2.01 of the Restated Credit Agreement, in a principal amount equal to the difference between
(i) such Lender's pro rata percentage, based upon its applicable Commitment, of the Loans of such Class to be outstanding on the Effectiveness Date after giving effect to the transactions provided for herein and in the Restated Credit Agreement and (ii) the sum of (x) the principal amount of the Loans of such Class acquired by such Lender pursuant to paragraph (a) of this Section 7 and
(y) the principal amount of the Loans of such Class to be held by such Lender after giving effect to Section 3(b) above that are not assigned by such Lender to any other Lender pursuant to paragraph (a) of this Section 7.

     (c) Notwithstanding any other provision of this Agreement, in the event any Departing Lender shall not have executed this Agreement, the Loans of such Departing Lender will not be assigned as provided in paragraph (a) above, but will instead be repaid with the proceeds of new Loans made by the Continuing Lenders as provided in paragraph (b) above. The third sentence of paragraph (a) above will continue to apply for the benefit of any Departing Lender referred to in this paragraph.

     SECTION 8. Consents and Releases. The Company hereby consents and agrees to the transactions contemplated by Sections 6 and 7 and hereby releases, effective on the Effectiveness Date, the Departing Lenders from all their obligations under the Existing Credit Agreement. The Continuing Lenders and the Company agree that, upon the effectiveness of the amendment and restatement provided for in Section 3, the obligations of the Borrowers, the Administrative Agent and the Continuing Lenders shall, except as expressly set forth herein, be limited to those set forth in the Restated Credit Agreement.

     SECTION 9. Payments. (a) Subject to the conditions set forth in Section 10 hereof, on the Effectiveness Date:

          (i) the Company shall pay to the Administrative Agent, in the manner required under the Existing Credit Agreement, for distribution to the Original Lenders in accordance with the Existing Credit Agreement, an amount equal to the sum of (A) all interest accrued under the Existing Credit Agreement on the Loans outstanding thereunder through the date immediately preceding the Effectiveness Date and not yet paid and (B) all fees and other amounts accrued under the Existing Credit Agreement through the date immediately preceding the Effectiveness Date and not yet paid, in each case whether or not then due under the terms of the Existing Credit Agreement;

          (ii) each Increasing Lender shall pay to the Administrative Agent, in accordance with Section 2.02 of the Restated Credit Agreement, amounts equal to the principal amounts of the Assigned Loans of each Class to be purchased by such Increasing Lender, as set forth in the Funding Memorandum (the obligations of the Increasing Lenders under this paragraph (ii) being several and not joint);

          (iii) each Continuing Lender shall pay to the Administrative Agent, in accordance with Section 2.02 of the Restated Credit Agreement, amounts equal to the principal amounts of any new Loans of each Class to be made by such Continuing Lender under Section 7(b), as set forth in the Funding Memorandum (the obligations of the Continuing Lenders under this paragraph
     (iii) being several and not joint); and

            (iv) the Administrative Agent shall pay (A) to the Original Lenders,
     (1) from the funds received by it pursuant to clause (i)(A) above, all accrued and unpaid interest in respect of the Loans of such Lenders outstanding under the Existing Credit Agreement on the Effectiveness Date and (2) from the funds received by it pursuant to clause (i)(B) above, all fees and other amounts accrued and unpaid (whether or not then due) for the accounts of such Lenders under the Existing Credit Agreement; and (B) to the Assigning Lenders, from the funds received by it pursuant to clause
     (ii) above, the aggregate principal amounts of the Assigned Loans of each Class of such Lenders outstanding on the Effectiveness Date.

     (b) The Company agrees to pay to each Assigning Lender any breakage costs that may result from the termination pursuant to Section 3(b) herein of the Interest Periods applicable to the Loans outstanding under the Existing Credit Agreement as provided in Section 2.16 of Existing Credit Agreement, and agrees that for purposes of computing amounts due under such Section, such Loans will be deemed to have been prepaid on the Effectiveness Date.

     (c) In the event the Company shall specify a date as the Effectiveness Date and the Effectiveness Date shall not occur on such date, the Company shall indemnify each Lender for any loss or expense incurred by such Lender as a result of the transactions to have been consummated by such Lender on such proposed Effectiveness Date, in each case determined as set forth in Section
2.16 of the Restated Credit Agreement in respect of any failure to borrow or prepay any Loan.

     (d) The parties hereto agree that in the event of a default by any Lender in the payment of amounts due under this Section, the provisions of Section 2.02(d) of the Restated Credit Agreement will apply mutatis mutandis.

     SECTION 10. Conditions. The consummation of the transactions set forth in Sections 3 through 9 of this Effectiveness Agreement shall be subject to the satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received, on behalf of itself, the Lenders and the Issuing Bank, favorable written opinions of (i) Glenn Dryfoos, Esq., Senior Vice President and General Counsel of the Borrower, substantially to the effect set forth in Exhibit B-1, (ii) Latham & Watkins, special counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit B-2, (iii) Fiddler, Gonzalez & Rodriguez, Puerto Rican counsel for Holdings and the Borrower, substantially to the effect set forth in Exhibit B-3 and (iv) Dow, Lohnes & Albertson, PLLC, special counsel for the Borrower, substantially to the effect set forth in Exhibit B-4, in each case dated the Effectiveness Date, addressed to the Administrative Agent, the Lenders and the Issuing Bank, and covering such other matters relating to the Loan Documents and the

     Transactions as the Administrative Agent shall reasonably request, and Holdings and the Borrower hereby request such counsel to deliver such opinions.

          (b) The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State or comparable official of the state or other jurisdiction of its organization, and, except with respect to jurisdictions that do not issue such certificates for persons organized in the manner of such Loan Party, a certificate as to the good standing of each Loan Party as of a recent date, from such Secretary of State or other official; (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Effectiveness Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the Effectiveness Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such person is a party and, in the case of the Borrower, the Borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the last amendment thereto shown on the certified copy thereof furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lenders, the Issuing Bank or the Administrative Agent may reasonably request.

          (c) The Administrative Agent shall have received a certificate, dated the Effectiveness Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs
     (b) and (c) of Section 4.01 of the Restated Credit Agreement and the conditions set forth in paragraphs (e), (f), (g) and (m) of this Section 10.

          (d) The Administrative Agent shall have received all Fees and other amounts due and payable on or prior to the Effectiveness Date under the Existing Credit Agreement or Section 5 or 9(a)(i) of this Effectiveness Agreement.

          (e) The Group Equity Contribution shall have been or shall simultaneously with the initial Credit Event be completed; the issued and outstanding Equity Interests of Group shall be owned as set forth on
     Schedule 10(e) hereto.

          (f) The Holdings Equity Contribution shall have been or shall simultaneously with the initial Credit Event be completed.

          (g) The Asset Purchase shall have been, or simultaneously with the initial Credit Event shall be, consummated in accordance with the Asset Purchase Agreement and applicable law, without any amendment to or waiver of any material terms or conditions of the Asset Purchase Agreement not approved by the Administrative Agent. The Lenders and the Issuing Bank shall have received executed copies of the Asset Purchase Agreement and all certificates, opinions and other documents delivered in connection therewith, all certified by a Financial Officer as complete and correct.

          (h) Each of the Security Documents shall have been amended to the extent necessary or advisable in the judgment of the Collateral Agent in view of the Transactions. The Collateral Requirement shall be satisfied. Substantially all the economic interest in the Puerto Rican Subsidiary shall be represented by the non-voting capital stock thereof.

          (i) The Collateral Agent shall have received the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the states (or other jurisdictions) in which each such person is organized, the chief executive office of each such person is located, any offices of such persons in which records have been kept relating to accounts receivable and the other jurisdictions in which Uniform Commercial Code filings (or equivalent filings) are to be made pursuant to clause (b) of the definition of "Collateral Requirement", together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Collateral Agent that the Liens indicated in any such financing statement (or similar document) would be permitted under Section 6.02 of the Restated Credit Agreement or have been released.

          (j) The Collateral Agent shall have received a Perfection Certificate dated the Effectiveness Date and duly executed by a Responsible Officer of the Borrower.

          (k) The Subsidiary Guarantee Agreement shall have been amended to the extent necessary or advisable in the judgment of the Collateral Agent in view of the Transactions. The Guarantee Requirement shall be satisfied.

          (l) All requisite Governmental Authorities (including the FCC and any antitrust or banking authorities in the Applicable Jurisdictions or any other relevant jurisdiction) and third parties shall have approved or consented to the Transactions to the extent required, in each case to the extent failure to obtain such approvals or consents could, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and there shall be no action by any Governmental Authority, actual or threatened, that has a reasonable likelihood of materially restraining, preventing or imposing burdensome conditions on the Transactions or the other transactions contemplated hereby (it being understood that FCC approval shall be deemed to have been obtained upon receipt of an initial favorable ruling from the FCC unless the Administrative Agent in good faith believes that it is reasonably uncertain that such initial ruling will become final and nonappealable).

          (m) The terms on which the Effectiveness Date Transactions shall have been completed and the capitalization (including Indebtedness) of Group, Holdings and the

     Borrower after giving effect to the Effectiveness Date Transactions shall be consistent in all material respects with the pro forma financial statements and projections provided to the Lenders prior to the date hereof (including all updates of such projections provided to the Lenders prior to the date hereof), giving effect to the assumptions on which such projections are based.

          (n) The Administrative Agent shall have received evidence that the insurance required by Section 5.01 and the Security Documents is in effect.

Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.08 of the Restated Credit Agreement) at or prior to 5:00 p.m., New York City time, on June 1, 2001 (and, in the event such conditions are not so satisfied or waived, the obligations of the Lenders to complete the transactions provided for herein shall terminate at such time).

     The Administrative Agent shall notify the Company and the Lenders of the Effectiveness Date, and such notice shall be conclusive and binding.

     SECTION 11. Effectiveness; Counterparts. This Effectiveness Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the Borrower, Holdings, CSFB and each of the Continuing Lenders shall have been received by the Administrative Agent. This Effectiveness Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Continuing Lenders. This Effectiveness Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Effectiveness Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Effectiveness Agreement.

     SECTION 12. No Novation. This Effectiveness Agreement shall not extinguish the Loans outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Existing Credit Agreement, which shall remain outstanding as modified hereby. Notwithstanding any provision of this Effectiveness Agreement, the provisions of Sections 2.14, 2.16, 2.20 and 10.05 of the Existing Credit Agreement, as in effect immediately prior to the Effectiveness Date, will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effectiveness Date.

     SECTION 13. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.01 of the Restated Credit Agreement or, in the case of a notice to any Departing Lender, in accordance with Section 10.01 of the Existing Credit Agreement.

     SECTION 14. Applicable Law; Waiver of Jury Trial. (A) THIS EFFECTIVENESS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Applicable Law; Waiver of Jury Trial. (A) THIS EFFECTIVENESS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.05, 10.11 and 10.15 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN AND APPLIED, MUTATIS MUTANDIS, TO THE TRANSACTIONS PROVIDED FOR
                         ------- --------
HEREIN.


                                      TELEMUNDO GROUP, INC.,

                                        by /s/ Vincent L. Sadusky
                                           -------------------------------------
                                           Name:  Vincent L. Sadusky
                                           Title: Chief Financial Officer and
                                                  Treasurer

                                      TELEMUNDO HOLDINGS, INC.,

                                        by /s/ Vincent L. Sadusky
                                           -------------------------------------
                                           Name:  Vincent L. Sadusky
                                           Title: Chief Financial Officer and
                                                  Treasurer

                                      CREDIT SUISSE FIRST BOSTON,
                                      individually and as Administrative Agent,
                                      Collateral Agent and Issuing Bank,

                                        by /s/ David Miller
                                           -------------------------------------
                                           Name:  David Miller
                                           Title: Director

                                        by /s/ Eugene F. Martin
                                           -------------------------------------
                                           Name:  Eugene F. Martin
                                           Title: Director

                                   By signing in the space below, the
                                   undersigned institution hereby executes the
                                   Effectiveness Agreement and, if the
                                   undersigned instruction is not a Departing
                                   Lender as defined in the Effectiveness
                                   Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement




                          ARCHIMEDES FUNDING IV (CAYMAN), LIMITED.

                          BY:  ING Capital Advisors LLC,
                               as Collateral Manager

                          BY:  /s/ Wade T. Winter
                               ---------------------------
                          Name:    WADE T. WINTER, CFA
                          Title:     VICE PRESIDENT


                          NEMEAN CLO, LTD.

                          BY:  ING Capital Advisors LLC,
                               as Investment Manager

                          BY:  /s/ Wade T. Winter
                               ---------------------------
                          NAME:    WADE T. WINTER, CFA
                          Title:     VICE PRESIDENT

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  THE BANK OF NOVA SCOTIA
                                  --------------------------------------------

                                  by  /s/ Vincent J. Fitzgerald, Jr.
                                      ----------------------------------------
                                  Name:   VINCENT J. FITZGERALD, JR.
                                  Title:

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  BATTERSON PARK CBO I
                                  --------------------------------------------

                                  by  General Re - New England Asset
                                      Management Inc, as Collateral Manager
                                      ----------------------------------------


                                  by  /s/ Susan Bosworth
                                      ----------------------------------------
                                      Name:  SUSAN BOSWORTH
                                      Title: VICE PRESIDENT

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  CIBC
                                  ---------------------------------------------

                                  by

                                  /s/ Amy V. Kothari
                                  ---------------------------------------------
                                  Name:  AMY V. KOTHARI
                                  Title: Executive Director


                                  by

                                  ---------------------------------------------
                                  Name:
                                  Title:

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  CREDIT INDUSTRIEL ET COMMERCIAL
                                  -------------------------------

                                  by

                                    /s/  Brian O'Leary
                                    ----------------------------
                                    Name:  Brian O'Leary
                                    Title: Vice President


                                  by

                                    /s/ Sean Mounier
                                    ----------------------------
                                    Name:  Sean Mounier
                                    Title: First Vice President

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  CREDIT AGRICOLE INDOSUEZ
                                  ---------------------------

                                  by

                                   /s/  John McCloskey
                                   --------------------------
                                   Name:  John McCloskey
                                   Title: FVP


                                  by

                                   /s/  Mark Whitman
                                   --------------------------
                                   Name:  Mark Whitman
                                   Title: VP

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:

                                  Credit Lyonnais New York Branch
                                  --------------------------------------------


                                  by

                                   /s/ Mark Campellone
                                   -------------------------------------------
                                   Name:  Mark Campellone
                                   Title: First Vice President


                                  by

                                   --------------------------------------------
                                   Name:
                                   Title:

                                By signing in the space below, the
                                undersigned instruction hereby executes the
                                Effectiveness Agreement and, if the
                                undersigned institution is not a Departing
                                Lender as defined in the Effectiveness
                                Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement



                            CypressTree Investment Partners I, Ltd,
                            By: CypressTree Investment Management Company Inc.,
                                as Portfolio Manager


                               by

                                /s/ P. Jeffrey Huth
                                ----------------------------------------------
                                Name:   P. JEFFREY HUTH
                                Title:  PRINCIPAL


                               by


                                ----------------------------------------------
                                Name:
                                Title:

                                  By signing in the space below, the
                                  undersigned instruction hereby executes the
                                  Effectiveness Agreement and, if the
                                  undersigned institution is not a Departing
                                  Lender as defined in the Effectiveness
                                  Agreement, the Restarted Credit Agreement referred to in the Effectiveness Agreement


                                  Name of Institution:


                                      EATON VANCE CDO III, LTD.
                                  BY: EATON VANCE MANAGEMENT
                                  -------------------------------------------
                                      AS INVESTMENT ADVISOR


                                  by


                                   /s/ Barbara Campbell
                                   ------------------------------------------
                                   Name:  BARBARA CAMPBELL
                                   Title: VICE PRESIDENT


                                  by


                                   ------------------------------------------
                                   Name:
                                   Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        EATON VANCE INSTITUTIONAL SENIOR LOAN
                                        FUND
                                        BY: EATON VANCE MANAGEMENT
                                        ----------------------------------------
                                            AS INVESTMENT ADVISOR


                                        by

                                        /s/ Barbara Campbell
                                        ----------------------------------------
                                        Name:  BARBARA CAMPBELL
                                        Title: VICE PRESIDENT


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        SENIOR DEBT PORTFOLIO
                                        By: Boston Management and Research
                                        ----------------------------------------
                                            as Investment Advisor


                                        by

                                        /s/ Barbara Campbell
                                        ----------------------------------------
                                        Name:  BARBARA CAMPBELL
                                        Title: VICE PRESIDENT


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        CypressTree Investment Management
                                        Company, Inc.
                                        As: Attorney-in-Fact and on behalf of
                                            First Allmerica Financial Life
                                            Insurance Company as Portfolio
                                            Manager

                                        by

                                        /s/ P. Jeffrey Huth
                                        ----------------------------------------
                                        Name:  P. JEFFREY HUTH
                                        Title: PRINCIPAL


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement


                                        FIDELITY ADVISOR SERIES II:
                                        Fidelity Advisor Floating Rate High
                                        Income Fund



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: Vice President


                                        VARIABLE INSURANCE PRODUCTS FUND II:
                                        Asset Manager: Growth Portfolio



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: Vice President


                                        FIDELITY CHARLES STREET TRUST:
                                        Fidelity Asset Manager



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: Vice President


                                        VARIABLE INSURANCE PRODUCTS FUND II:
                                        Asset Manager Portfolio



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: Vice President


                                        FIDELITY CHARLES STREET TRUST:
                                        Fidelity Asset Manager: Growth



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: Vice President


                                        Fidelity Management Trust Company, as
                                        Trustee For the Fidelity Group Trust for
                                        Employee Benefit Plans, Fidelity High
                                        Yield Collective Trust



                                        By: /s/ Michael A. Connolly
                                           -------------------------------------
                                        Name:  Michael A. Connolly
                                        Title: VP

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:


                                        Fleet National Bank (FKA BankBoston, NA)
                                        ----------------------------------------


                                        by

                                        /s/ Michael Elwell
                                        ----------------------------------------
                                        Name:  Michael D. Elwell
                                        Title: Vice President


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:


                                        The Fuji Bank, Limited
                                        ----------------------------------------


                                        by

                                        /s/ Masahito Fukuda
                                        ----------------------------------------
                                        Name:  Masahito Fukuda
                                        Title: Senior Vice President


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:


                                        Galaxy CLO 1999-1, Ltd.
                                        ---------------------------------------
                                        by: SAI Investment Adviser, Inc.
                                            its Collateral Manager
                                        by

                                            /s/ Thomas G. Brandt
                                            -----------------------------------
                                            Name:  Thomas G. Brandt
                                            Title: Authorized Agent


                                        by

                                            -----------------------------------
                                            Name:
                                            Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:


                                        GENERAL ELECTRIC CAPITAL CORPORATION
                                        ----------------------------------------


                                        by

                                        /s/ Karl Kieffer
                                        ----------------------------------------
                                        Name:  KARL KIEFFER
                                        Title: DULY AUTHORIZED SIGNATORY


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, if the
                                        undersigning institution is not a
                                        Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement


                                        Name of Institution:

                                        GRAYSON & CO
                                        BY: Boston Management and Research
                                        ----------------------------------------
                                          as Investment Advisor

                                        by

                                        /s/ Barbara Campbell
                                        ----------------------------------------
                                        Name:  BARBARA CAMPBELL
                                        Title: VICE PRESIDENT


                                        by

                                        ----------------------------------------
                                        Name:
                                        Title:

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH CYPRESSTREE-1 LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH ING-2 LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH PONDVIEW LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH SOLEIL-2 LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH SOLEIL LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      KZH WATERSIDE LLC
                                      ------------------------------------------


                                      by

                                      /s/ Susan Lee
                                      ------------------------------------------
                                      Name:  Susan Lee
                                      Title: Authorized Agent

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      Muirfield Trading LLC
                                      ------------------------------------------


                                      by

                                      /s/ Ann E. Morris
                                      ------------------------------------------
                                      Name:  ANN E. MORRIS
                                      Title: ASST. VICE PRESIDENT

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement



                                      Name of Institution:


                                      NATEXIS BANQUES POPULAIRES
                                      ------------------------------------------


                                      by

                                      /s/ Elizabeth A. Harker
                                      ------------------------------------------
                                      Name:  ELIZABETH A. HARKER
                                      Title: Assistant Vice President


                                      by

                                      /s/ Cynthia E. Sachs
                                      ------------------------------------------
                                      Name:  CYNTHIA E. SACHS
                                      Title: VP. GROUP MANAGER

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement


                             North American Senior Floating Rate Fund
                             By: CypressTree Investment Management Company, Inc.
                                      as Portfolio Manager


                                      by

                                      /s/ P. Jeffrey Huth
                                      ------------------------------------------
                                      Name:  P. JEFFREY HUTH
                                      Title: PRINCIPAL



                                      by

                                      ------------------------------------------
                                      Name:
                                      Title:

                                      By signing in the space below, the
                                      undersigned institution herby executes the
                                      Effectiveness Agreement and, if the
                                      undersigned institution is not a Departing
                                      Lender as defined in the Effectiveness
                                      Agreement, the Restated Credit Agreement referred to in the Effectiveness Agreement


                                      Name of Institution:


                                      ORIX USA CORPORATION
                                      ------------------------------------------


                                      by

                                      /s/ HIROYUKI MIYAUCHI
                                      ------------------------------------------
                                      Name:  HIROYUKI MIYAUCHI
                                      Title: Executive Vice President


                                      by

                                      ------------------------------------------
                                      Name:
                                      Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, is not
                                        a Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        OXFORD STRATEGIC INCOME FUND
                                        By: EATON VANCE MANAGEMENT
                                        ---------------------------------------
                                            AS INVESTMENT ADVISOR


                                        by

                                        /s/ Barbara Campbell
                                        ---------------------------------------
                                        Name:  BARBARA CAMPBELL
                                        Title: VICE PRESIDENT

                                        by

                                        ---------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, is not
                                        a Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        SEQUILS - Cumberland I, Ltd.
                                        By: Deerfield Capital Management LLC
                                        ---------------------------------------
                                            as its Collateral Manager


                                        by

                                        /s/ Mark E. Wittnebel
                                        ---------------------------------------
                                        Name:  MARK E. WITTNEBEL
                                        Title: SR. VICE PRESIDENT

                                        by

                                        ---------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, is not
                                        a Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        SOCIETE GENERALE
                                        ---------------------------------------


                                        by

                                        /s/ Mark Vigil
                                        ---------------------------------------
                                        Name:  Mark Vigil
                                        Title: Director

                                        by

                                        ---------------------------------------
                                        Name:
                                        Title:

                                        By signing in the space below, the
                                        undersigned institution hereby executes
                                        the Effectiveness Agreement and, is not
                                        a Departing Lender as defined in the
                                        Effectiveness Agreement, the Restated
                                        Credit Agreement referred to in the
                                        Effectiveness Agreement

                                        Name of Institution:

                                        VAN KAMPEN
                                        PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.
                                        ---------------------------------------


                                        by

                                        /s/ Darvin D. Pierce
                                        ---------------------------------------
                                        Name:  DARVIN D. PIERCE
                                        Title: PRINCIPAL

                                        by

                                        ---------------------------------------
                                        Name:
                                        Title:

                                   SCHEDULES

Schedules
---------

Schedule I     Original Lenders
Schedule II    Continuing Lenders
Schedule 10(e) Equity Ownership of Group


                                   EXHIBITS

Exhibits
--------

Exhibit A      Credit Agreement
Exhibit B-1    Form of Opinion of Glenn Dryfoos, Esq., Senior Vice President and
               General Counsel of the Borrower
Exhibit B-2    Form of Opinion of Latham & Watkins, special counsel for Holdings and the Borrower
Exhibit B-3    Form of Opinion of Fiddler, Gonzalez & Rodriguez, Puerto Rican
               counsel for Holdings and the Borrower
Exhibit B-4    Form of Opinion of Dow, Lohnes & Albertson, PLLC, special counsel for the Borrower